UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2018 (May 22, 2018)

AG Mortgage Investment Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Park Avenue, 26th floor

New York, New York 10167

(212) 692-2000

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On May 22, 2018, AG Mortgage Investment Trust Inc., a Maryland corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement, dated May 22, 2018 (the “ATM Prospectus”), pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the offer and sale of shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), that remain unsold under the Company’s existing at-the-market equity offering program (the “ATM Program”). The shares of Common Stock that can be sold under the ATM Program have an aggregate offering price of up to $100,000,000. The ATM Prospectus was filed as a result of the Company filing with the SEC a new shelf registration statement on Form S-3 (No. 333-224629) on May 2, 2018, which was declared effective by the SEC on May 18, 2018 and replaced the Company’s previously filed shelf registration statement on Form S-3. An opinion of Saul Ewing Arnstein & Lehr LLP with respect to the validity of the Common Stock that may be offered and sold pursuant to the ATM Prospectus and the accompanying base prospectus is filed herewith as Exhibit 5.1.

On May 22, 2018, the Company also entered into Amendment No. 1 to the Equity Distribution Agreement with each of JMP Securities LLC and Credit Suisse Securities (USA) LLC (together, the “Sales Agents”), each dated May 22, 2018 (together, the “Amendments”), which provides, among other matters, that following the date thereof, any offers and sales of shares of the Common Stock under the ATM Program shall be made pursuant to the ATM Prospectus. As of the date of the Amendments, the Company had already sold shares of Common Stock having an aggregate offering price of $8,980,826 under the ATM Program, resulting in shares of Common Stock having an aggregate offering price of up to $91,019,174 remaining available for sale thereunder.

The foregoing description of the Amendments does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendments, copies of which are filed as Exhibit 1.1 and Exhibit 1.2 hereto, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

1.1	Amendment No. 1 to Equity Distribution Agreement, dated May 22, 2018, by and among the Company and JMP Securities LLC.

1.2	Amendment No. 1 to Equity Distribution Agreement, dated May 22, 2018, by and among the Company and Credit Suisse Securities (USA) LLC.

5.1	Opinion of Saul Ewing Arnstein & Lehr LLP as to the validity of the securities being registered by AG Mortgage Investment Trust, Inc.

23.1	Consent of Saul Ewing Arnstein & Lehr LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2018	AG MORTGAGE INVESTMENT TRUST, INC.

	By:	/s/ Raul E. Moreno
Raul E. Moreno General Counsel and Secretary